DUNHAM FUNDS

Dunham International Stock Fund

Class A (DAINX) | Class C (DCINX) | Class N (DNINX)

Supplement dated July 31, 2025 to the Statutory Prospectus (the “Prospectus”),
Summary Prospectus, and Statement of Additional Information (the “SAI”),

each dated March 1, 2025

This Supplement updates and supersedes any contrary information contained in the Prospectus, Summary Prospectus, and SAI.

Effective immediately, the following disclosures are added in the section entitled “Principal Investment Risks” immediately after “Emerging Markets Risks” on page 41 of the Summary Prospectus:

China Risk – The Fund’s investments in companies or issuers economically tied to China are subject to the country/regional, emerging markets, currency, cybersecurity, and geopolitical risks, in addition to unique risks. They are associated with considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty which could have negative impacts on the Fund. They may be (or become in the future) restricted or sanctioned by the U.S. government or another government.

China Related Variable Interest Entity Risk – The Fund could seek to gain economic exposure to certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In a VIE structure, a series of contractual arrangements are entered into between a holding company domiciled outside of China and a Chinese operating company or companies. VIE structures and these contractual arrangements are not equivalent to equity ownership in the operating company, which presents additional risks. The market value and liquidity of the associated investments could fall, causing substantial or total investment losses for investors with no recourse available.

Effective immediately, China Risk and China Related Variable Interest Entity Risk are added to the table in the section entitled “Principal Investment Risks” on page 85 of the Prospectus. Additionally, the following disclosures are added immediately after “Changing Fixed Income Market Conditions Risk” on page 87 of the Prospectus and the section entitled “Description of Securities, Other Investment Policies and Risk Considerations” immediately after “Certificates of Deposit and Bankers’ Acceptances” on page 7 of the SAI:

China Risk – The Fund’s investments in companies or issuers economically tied to China are subject to the country/regional, emerging markets, currency, cybersecurity, and geopolitical risks, in addition to unique risks. Ongoing tensions between the United States and China (e.g., trade restrictions, export controls, bans on military-associated firms) and Chinese regulatory actions targeting sectors including technology, education, and data security may adversely affect these issuers. Adverse developments can materially impact the Fund’s relative performance. Chinese companies may also face competing and potentially conflicting regulatory obligations from U.S. and Chinese authorities, raising compliance challenges that could adversely affect business operations and valuations.

Investments economically tied to China are associated with considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty which could have negative impacts on the Fund. They may be (or become in the future) restricted or sanctioned by the U.S. government or another government, which could cause these securities to decline in value or become less liquid. If the Fund’s holdings become impacted by restrictions or sanctions, the Fund may incur losses.

China Related Variable Interest Entity Risk – The Fund could seek to gain economic exposure to certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In a VIE structure, a series of contractual arrangements are entered into between a holding company domiciled outside of China and a Chinese operating company or companies. More specifically, in a VIE structure, a China-based operating company (“Operating Company”) typically establishes an offshore shell company (“Shell Company”) in another jurisdiction, such as the Cayman Islands, which generally does not conduct operations but enters into service and other contracts with the Operating Company and issues shares on a foreign exchange, like the New York Stock Exchange or Hong Kong Exchange. U.S. investors, such as the Fund, would hold stock in the Shell Company with contractual arrangements with a VIE based in China rather than hold stock in the Operating Company, and the Shell Company does not typically own stock or other equity in the Operating Company. Thus, VIE structures and these contractual arrangements are not equivalent to equity ownership in the Operating Company, which presents additional risks. Certain Chinese companies have used VIEs to facilitate foreign investment because of Chinese governmental prohibitions or restrictions on non-Chinese ownership (e.g., by U.S. persons and entities) of companies in certain industries in China. Through a VIE arrangement, the Operating Companies indirectly raise capital from U.S. investors (such as the Fund) without distributing ownership of the Operating Companies to such U.S. investors.

Investments in VIEs are subject to unique risks in addition to those generally associated with investments in China. For example, breaches of the contractual arrangements, changes in Chinese law or regulation with respect to enforceability or permissibility of these arrangements or failure of these contracts to function as intended would likely materially and adversely affect the Operating Company’s performance and an investment in the Shell Company. In addition, VIE structures are also subject to the risk of inconsistent and unpredictable application of Chinese law and regulations, that the Shell Company could be limited in its ability to control, or may lose control over, the Operating Company, and that the equity owners of the Operating Company might have interests conflicting with those of the Shell Company’s investors. There is also uncertainty related to the Chinese taxation of VIEs and the Chinese tax authorities could take positions that result in increased tax liabilities. Thus, investors, such as the Fund, face risks and uncertainty about future actions or intervention by the government of China or other similar developments (such as changes in regulations, laws and judicial decisions or interpretations), which could occur at any time and without advance notice and which could suddenly and significantly affect VIE structures, the Operating Companies and the Shell Companies (such as impacting or limiting the enforceability of the Shell Company’s contractual arrangements with the Operating Company or restricting the listing of the shares of the offshore entity). If any of these or similar risks materialize, the value and liquidity of  a Fund’s investments in the Shell Company would likely be significantly adversely affected, causing the Fund to incur significant losses with no recourse available.

Although the China Securities Regulatory Commission published its position that it does not object to the use of VIE structures for Operating Companies to raise capital from non-Chinese investors, there is no guarantee that the Chinese government or Chinese regulator or court will not determine that these arrangements are inconsistent with Chinese laws or regulations or otherwise interfere with the operation of or disallow VIE structures or that this published position will remain unchanged. Intervention by the Chinese government with respect to VIE structures could materially adversely affect the Operating Company’s performance, the enforceability of the Shell Company’s contractual arrangements with the Operating Company and the value of the Shell Company’s shares. Further, if the Chinese government or other regulatory or judicial authority determines that the agreements establishing the VIE structure do not comply with Chinese law and regulations, including those related to prohibitions on foreign ownership, the Operating Company could be subject to penalties, revocation of business and operating licenses or forfeiture of ownership interests. Much of the value of an investment in the Shell Company depends on the enforceability of the contractual arrangements entered into as part of the VIE structure, which are generally less effective than direct ownership, and a Shell Company’s ability to exert any control over the Operating Company could be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached, or if the agreements are otherwise determined not to be enforceable. In addition, the Offshore Company could incur significant costs to seek to enforce the terms of these arrangements because of, among other things, legal uncertainties and jurisdictional limits. If any of the foregoing or similar developments were to occur, the market value and liquidity of the associated investments would fall, causing substantial or total investment losses for investors with no recourse available. These outcomes could materially and adversely affect the Fund’s returns and net asset value.

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If you have any questions, please contact the Dunham Funds at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference